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                                                                     EXHIBIT 4.1

                                     LOGO
                          AVALON HOLDINGS CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
AHC


CLASS A COMMON STOCK                                           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES that                                          CUSIP 05343P 10 9





is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE OF

                          AVALON HOLDINGS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.


   Dated:


           /s/ Jeffrey Grinstein                          /s/ Darrell D. Wilson

                 Secretary                                     President


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                          AVALON HOLDINGS CORPORATION

    The express terms of the shares represented by this certificate and of any other class or classes and series of shares which the Corporation from time to time may be authorized to issue, are contained in the Corporation's Articles of Incorporation. The Corporation will mail to the record holder of this certificate a copy of such Articles of Incorporation without charge within five
(5) days after receipt of written request therefor addressed to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common        UNIF GIFT MIN ACT -    Custodian
    TEN ENT - as tenants by the entireties                    ---          ---
    JT TEN  - as joint tenants with right of                 (   )       (Minor)
              survivorship and not as tenants      under Uniform Gifts to Minors
              in common                            Act
                                                        ------------------------
                                                                (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received,                     hereby sell, assign and transfer unto
                    -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
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|                                    |
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------


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        NOTICE:  THE SIGNATURE TO THE AGREEMENT MUST CORRESPOND WITH THE NAME AS
                 WRITTEN UPON THE FACE OF THE CERTIFICATE ?? ?? PARTICULAR WITHOUT ALTERATION OR ?? ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR, INSTITUTION,
BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP ON AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17??.

---------------------------------------    -----------------------------------
|   AMERICAN BANK NOTE COMPANY        |    |      PRODUCTION COORDINATOR:    |
|       $$$ BLAIR MILL ROAD           |    |     LISA MARTIN: 216-820-3755   |
|         MOREHAM, PA 19044           |    |        PROOF OF MAY 6, 1998     |
|         (215) 557-3400              |    |           AVALON HOLDINGS       |
---------------------------------------    |             H 58806beck         |
|  SALES: J. KEELEY: 212-557-2100     |    -----------------------------------
---------------------------------------    |    OPERATOR:               00   |
|??/BANKNOTE/HOME 11/A-4/AVALON/H58805|    -----------------------------------
---------------------------------------    |                NEW              |
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